Notes Payable To Banks	12 Months Ended
Dec. 31, 2011
Notes Payable To Banks [Abstract]
Notes Payable to Banks

14- Notes Payable to Banks

Information on notes payable to banks is as follows:

	December 31,
	2010	2011
Short-term debt outstanding in:
Japan	7,130	7,734
Singapore	1,167	—
ASMPT	—	32,946

Total	8,297	40,680

Short-term debt outstanding in local currencies is as follows (in thousands):

	December 31,
	2010	2011
Japanese yen	775,000	775,000
Singapore dollar	2,000	—
Hong Kong dollar	—	331,144

Short-term debt outstanding in Japan in the amount of € 7,734 is collateralized by real estate with a carrying value of € 9,525 of ASM Japan.

ASMI and its individual subsidiaries borrow under separate short-term lines of credit with banks in the countries where they are located. The lines contain general provisions concerning renewal and continuance at the option of the banks. The weighted average interest rate of the outstanding notes payable was 1.9% at December 31, 2011.

Total short-term lines of credit amounted to € 289,528 at December 31, 2011. The amount outstanding at December 31, 2011 was € 40,680 and the undrawn portion totaled € 248,848. The undrawn portion includes the Company's standby revolving credit facility of € 150,000 with a consortium of banks. The facility is available through July 31 2014. In the event all outstanding convertible bonds due 6 November 2014 are converted, repaid or replaced prior to 30 June 2014, the maturity date will be 31 July 2015. Once the facility is used, this usage is secured by a portion of the Company's shareholding in ASMPT. The undrawn portion further includes € 92,262 for ASMPT, which amount is restricted to be used only in the operations of ASMPT. The undrawn portion further includes € 6,587 for ASM Japan, which amount is restricted to be used only in the operations of ASM Japan.

The credit facility of € 150,000 bank includes two financial covenants: a minimum long-term committed capital and a total net debt/equity ratio. These financial covenants are measured twice each year, at June 30 and December 31. The minimum level of long-term committed capital for the year ended December 31, 2011 was € 320 million, the long-term committed capital as per that date was € 810 million. Long-term committed capital is defined as the consolidated total equity plus the nominal value of the Convertible bonds due 2014. The net debt/equity ratio should not exceed 2.0, whereby equity is defined as consolidate total equity. For the year ended December 31, 2011 net cash was € 30.4 million and total equity € 660 million. The Company is in compliance with these financial covenants as of June 30, 2011 and as of December 31, 2011.

Short-term line of credits of ASM Japan of € 1,747 include financial covenants, of which the most important covenants, measured at December 31 of each year are, no two loss making years in a row and no annual loss in excess of a certain percentage of the equity of ASM Japan. ASM Japan is in compliance with these financial covenants as of December 31, 2011.

ASMI is guarantor with respect to a credit line of € 14,321, with € 7,734 outstanding, of ASM Japan. ASMI does not provide guarantees for borrowings of ASMPT and there are no guarantees from ASMPT to secure indebtedness of ASMI. Under the rules of the Stock Exchange of Hong Kong, ASMPT is precluded from providing loans and advances other than trade receivables in the normal course of business, to ASMI or its non ASMPT subsidiaries.